AMERICAN CENTURY

Prospectus


Premium Government Reserve Fund
Premium Capital Reserve Fund
Premium Bond Fund


[american century logo (reg.sm)]
American
Century


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[american century tree artwork]
                                                                 AUGUST 1, 1999
                                                                 INVESTOR CLASS


   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
                   TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                     Distributed by Funds Distributor, Inc.


Dear Investor,

   Reading a prospectus doesn't have to be a chore. We've done the hard work so you can focus on what's important--learning about the funds and tracking your investments. Take a look inside, and you'll see this prospectus is different. It takes a clear-cut approach to fund information.

   Here's what you'll find:

   * The funds' primary investments and risks

   * A description of who may or may not want to invest in the funds

   * Fund performance, including returns for each year, best and worst quarters, and average annual returns compared to the funds' benchmarks

   * An overview of services available and ways to manage your accounts

   * Helpful tips and definitions of key investment terms

   Whether you're a current investor or investing in mutual funds for the first time, this prospectus will give you a clear understanding of the funds. If you have questions, our Investor Relations Representatives are available weekdays, 7 a.m. to 7 p.m., and Saturdays, 9 a.m. to 2 p.m., Central time. Our toll-free number is 1-800-345-2021. We look forward to helping you achieve your financial goals.

                                Sincerely,

                                /s/Mark Killen
                                Mark Killen
                                Senior Vice President
                                American Century Investment Services, Inc.

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[american century logo (reg.sm)]
American
Century

American Century
  Investments

P.O. Box 419200
Kansas City, MO
   64141-6200


TABLE OF CONTENTS

An Overview of the Funds ..................................................    2

Fund Performance History ..................................................    3

Fees and Expenses .........................................................    4

Information about the Funds ...............................................    5
     Premium Government Reserve Fund
     Premium Capital Reserve Fund
     Premium Bond Fund

Basics of Fixed-Income Investing ..........................................    7

Management ................................................................   10

Investing with American Century ...........................................   13

Share Price and Distributions .............................................   17

Taxes .....................................................................   18

Financial Highlights ......................................................   19

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Throughout  this  book  you'll  find  definitions  of key  investment  terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the left margin.

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This symbol highlights special information and helpful tips.


                                    American Century Investments


AN OVERVIEW OF THE FUNDS


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?


Premium Government Reserve and Premium Capital Reserve are money market funds that seek to earn the highest level of current income while preserving the value of your investment.

Premium Bond seeks a high level of income by investing primarily in non-money market DEBT SECURITIES.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?


A more detailed description of the funds' investment strategies and risks begins on page 5.


Fund            Primary Investments                    Principal Risks
--------------------------------------------------------------------------------
Premium         Very short-term U.S. government        Lower yield than
Government      securities                             longer-term or lower-
Reserve                                                quality securities

Premium         High-quality cash-equivalent           Lower yield than
Capital         securities of banks, governments       longer-term or lower-
Reserve         and corporations                       quality securities


Premium Bond    High- and medium-grade non-money       Interest rate, credit and
                market debt securities                 prepayment risk
--------------------------------------------------------------------------------

As with all funds, at any given time, the value of your shares may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money. Although Premium Government
Reserve and Premium Capital Reserve seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.


WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking current income

* in the case of the money market funds, more concerned with preservation of capital than long-term investment performance


*  seeking diversification by investing in a fixed-income mutual fund


*  comfortable with the funds' other investment risks

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  investing for long-term growth

*  looking for the added security of FDIC insurance

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DEBT  SECURITIES  include   fixed-income   investments  such  as  notes,  bonds,
commercial paper and Treasury bills. Very short-term debt securities (those with maturities shorter than one year) are called money market instruments.

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An  investment  in the funds is not a bank  deposit,  and it is not  insured  or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.


2        American Century Investments                            1-800-345-2021


FUND PERFORMANCE HISTORY


PREMIUM GOVERNMENT RESERVE FUND
PREMIUM CAPITAL RESERVE FUND
PREMIUM BOND FUND


Annual Total Returns(1)

The following bar chart shows the performance of the funds' Investor Class shares for each full calendar year in the life of the fund. It indicates the volatility of the funds' historical returns from year to year.

[chart data shown below]
                              1994     1995     1996     1997     1998
Premium Government Reserve    3.90     5.63     5.10     5.20     5.15
Premium Capital Reserve       3.97     5.70     5.16     5.31     5.29
Premium Bond                 -4.10    20.10     2.73     8.85     7.85


(1) As of June 30, 1999, the end of the most recent calendar quarter, Premium Government Reserve's year-to-date return was 2.23%; Premium Capital Reserve's year-to-date return was 2.30%; and Premium Bond's year-to-date return was -1.58%.


The highest and lowest quarterly returns for the period reflected in the bar chart are:


                                  Highest           Lowest
Premium Government Reserve        1.42% (2Q 1995)   0.69% (1Q 1994)
Premium Capital Reserve           1.43% (2Q 1995)   0.72% (1Q 1994)
Premium Bond                      6.82% (2Q 1995)  -3.47% (1Q 1994)


Average Annual Returns


The following table shows the average annual total returns of the funds' Investor Class shares for the periods indicated. The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison.

For the  calendar  year ended  December  31, 1998
                                            1 year    5 years    Life of Fund(1)
--------------------------------------------------------------------------------
Premium  Government Reserve                  5.15%      4.99%       4.69%
90 - Day Treasury Bill Index                 4.50%      4.95%       4.70%

Premium Capital Reserve                      5.29%      5.09%       4.78%
90 - Day Treasury Bill Index                 4.50%      4.95%       4.70%

Premium Bond                                 7.85%      6.79%       6.70%
Lehman Aggregate Bond Index                  8.69%      7.27%       7.27%


(1) The inception date for the funds is April 1, 1993.

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The  performance  information  on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.


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For  current  performance  information,  including  yields,  please  call  us at
1-800-345-2021 or visit American Century's Web site at www.americancentury.com.



    www.americancentury.com                    American Century Investments    3


FEES AND EXPENSES

There are no sales loads, fees or other charges

*  to buy fund shares directly from American Century

*  to reinvest dividends in additional shares

*  to exchange into the Investor Class shares of other American Century funds

*  to redeem your shares

The following table describes the fees and expenses that you will pay if you buy and hold shares of the funds.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                              Management    Distribution and        Other          Total Annual Fund
                              Fee           Service (12b-1) Fees    Expenses(1)    Operating Expenses

Premium Government Reserve    0.45%         None                    0.00%          0.45%
Premium Capital Reserve       0.45%         None                    0.00%          0.45%
Premium Bond                  0.45%         None                    0.00%          0.45%

(1) Other expenses, which include the fees and expenses of the funds' independent directors, their legal counsel and interest, were less than 0.005% for the most recent fiscal year.

EXAMPLE


The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .


*  invest $10,000 in the fund

*  redeem all of your shares at the end of the periods shown below

*  earn a 5% return each year

*  incur the same operating expenses as shown above


 . . . your cost of investing in the fund would be:


                               1 year    3 years    5 years    10 years
Premium Government Reserve     $46       $144       $252       $566
Premium Capital Reserve        $46       $144       $252       $566
Premium Bond                   $46       $144       $252       $566

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Use this example to compare the costs of  investing  in other funds.  Of course, your actual costs may be higher or lower.


4        American Century Investments                            1-800-345-2021


INFORMATION ABOUT THE FUNDS


PREMIUM GOVERNMENT RESERVE FUND
PREMIUM CAPITAL RESERVE FUND
PREMIUM BOND FUND


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

Premium Government Reserve and Premium Capital Reserve are money market funds that seek to earn the highest level of current income while preserving the value of your investment.

Premium Bond seeks a high level of income by investing primarily in non-money market debt securities.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

Premium Government Reserve

Premium Government Reserve invests in very short-term U.S. government securities. These securities may include direct obligations of the United States, such as Treasury bills, notes and bonds. They may also include obligations, such as mortgage-related securities, issued or guaranteed by agencies and instrumentalities of the U.S. government.

Premium Capital Reserve

Premium Capital Reserve invests in HIGH-QUALITY, cash-equivalent securities. These securities include the kinds of U.S. government securities in which Premium Government Reserve may invest as well as short-term bank and corporate obligations that are payable in U.S. dollars.

Premium Bond

Premium Bond invests primarily in high- and medium-grade, non-money market debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities and securities backed by mortgages or other assets. Shorter-term debt securities round out the portfolio.

The fund invests most of its assets in QUALITY debt securities. However, up to 15% of the fund's assets may be invested in securities rated in the fifth highest category by an independent rating agency, or determined to be of comparable quality by the advisor. Corporations usually issue these securities to finance existing operations or expand their businesses.

The WEIGHTED AVERAGE MATURITY of the fund's portfolio must be three and one-half years or longer. During periods of rising interest rates, the fund managers may adopt a shorter portfolio maturity in order to reduce the effect of bond price declines on the fund's value. When interest rates are falling and bond prices are rising, they may adopt a longer portfolio maturity.


For more information about the funds' credit quality standards and about credit risk, please see "Basics of Fixed-Income Investing" beginning on page 7.


Additional information about the funds' investments is available in their annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period. You may get these reports at no cost by calling us.

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A  HIGH-QUALITY  debt security is one that has been  determined to be in the top two credit quality categories. A QUALITY, or investment-grade, security is one that has been determined to be in the top four credit quality categories. This can be established in a number of ways. For example, independent rating agencies may rate the security in their higher rating categories. The funds' advisor also can analyze an unrated security to determine if its credit quality is high enough for investment. The details of the funds' credit quality standards are described in the Statement of Additional Information.

WEIGHTED AVERAGE MATURITY is described in more detail under "Basics of Fixed-Income Investing."


       www.americancentury.com                 American Century Investments    5


WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUNDS?

Premium Government Reserve
Premium Capital Reserve

Because very short-term U.S. government securities and other cash-equivalent securities are among the safest securities available, the interest they pay is among the lowest for income-paying securities. Accordingly, the yield on these funds will likely be lower than funds that invest in longer-term or lower-quality securities.

Premium Bond

When interest rates change, Premium Bond's share value will be affected. Generally, when interest rates rise, the fund's share value will decline. The opposite is true when interest rates decline. This interest rate risk is higher for Premium Bond than for funds that have shorter weighted average maturities, such as money market and short-term bond funds.


Although most of the securities purchased by the fund are quality debt securities at the time of purchase, the fund may invest part of its assets in securities rated in the lowest investment-grade category (e.g., BBB) and up to 15% of its assets in securities rated in the fifth category (e.g., BB). As a result, the fund has some credit risk. Although they are considered investment grade, issuers of BBB-rated securities (and securities of similar quality) are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Issuers of BB-rated securities (and securities of similar quality) are considered even more vulnerable to adverse business, financial or economic conditions that could lead to difficulties in making timely payments of principal and interest.

The fund may invest in debt securities backed by mortgages or assets such as credit card receivables. These underlying obligations may be prepaid, as when a homeowner refinances a mortgage to take advantage of declining interest rates. If so, the fund must reinvest prepayments at current rates, which may be less than the rate of the prepaid mortgage. Because of this prepayment risk, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities.


The fund's share value will fluctuate. In general, the funds that have higher potential income have higher potential loss. If you sell your shares when their value is less than the price you paid, you will lose money.


6        American Century Investments                             1-800-345-2021



BASICS OF FIXED-INCOME INVESTING

DEBT SECURITIES


When a fund buys a debt security, which is also called a fixed-income security, it is essentially lending money to the issuer of the security. Notes, bonds, commercial paper and Treasury bills are examples of debt securities. After the debt security is first sold by the issuer, it may be bought and sold by other investors. The price of the security may rise or fall based on many factors, including changes in interest rates, inflation, liquidity and credit quality.


The fund managers decide which debt securities to buy and sell by

*  determining which securities help a fund meet its maturity requirements

*  eliminating securities that do not satisfy a fund's credit quality standards

* evaluating the current economic conditions and assessing the risk of inflation

* evaluating special features of the securities that may make them more or less attractive

WEIGHTED AVERAGE MATURITY

Like most loans, debt securities eventually must be repaid (or refinanced) at some date. This date is called the maturity date. The number of days left to a debt security's maturity date is called the remaining maturity. The longer a debt security's remaining maturity, the more sensitive it is to changes in interest rates.


Because a bond fund will own many debt securities, the fund managers calculate the average of the remaining maturities of all of the debt securities the fund owns to evaluate the interest rate sensitivity of the entire portfolio. This average is weighted according to the size of the fund's individual holdings and is called WEIGHTED AVERAGE MATURITY. The following chart shows how fund managers would calculate the weighted average maturity for a fund that owned only two debt securities.

                      Amount of          Percent of    Remaining     Weighted
                      Security Owned     Portfolio     Maturity      Maturity
Debt Security A       $100,000           25%            1,000 days     250 days
Debt Security B       $300,000           75%           10,000 days   7,500 days
Weighted Average Maturity                                            7,750 days


TYPES OF RISK

The basic types of risk that the funds face are described below.

Interest Rate Risk


Generally, interest rates and the prices of debt securities move in opposite directions. When interest rates fall, the prices of most debt securities rise; when interest rates rise, prices fall. Because the funds invest primarily in debt securities, changes in interest rates will affect the funds' performance.

The degree to which interest rate changes affect a fund's performance varies and is related to the weighted average maturity of a particular fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than that of a short-term bond fund. When rates fall, the opposite is true. This sensitivity to interest rate changes is called interest rate risk.



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The longer a fund's  weighted  average  maturity,  the more  sensitive  it is to changes in interest rates.

WEIGHTED AVERAGE MATURITY is a tool that the fund managers use to approximate the remaining maturity of a fund's investment portfolio.



         www.americancentury.com               American Century Investments    7


When interest rates change, longer maturity bonds experience a greater change in price. The following table shows the effect of a 1% increase in interest rates on the price of 7% coupon bonds of differing maturities:


Remaining    Current    Price After    Change
Maturity     Price      1% Increase    in Price
1 year       $100.00    $99.06          -0.94%
3 years      $100.00    $97.38          -2.62%
10 years     $100.00    $93.20          -6.80%
30 years     $100.00    $88.69         -11.31%


Credit Risk

Credit risk is the risk that an obligation won't be paid and a loss will result. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and be able to make interest and principal payments on time. Generally, a lower credit rating indicates a greater risk of non-payment. A lower rating also may indicate that the issuer has a more senior series of debt securities, which means that if the issuer has difficulties making its payments, the more senior series of debt is first in line for payment.


It's not as simple as buying the highest-rated debt securities. Higher credit ratings usually mean lower interest rates, so investors often purchase securities that aren't the highest rated to increase return. If a fund purchases lower-rated securities, it has assumed additional credit risk.

The following chart provides a general illustration of the authorized credit quality ranges for the funds offered by this Prospectus. Although the chart only reflects securities ratings provided by Moody's and Standard & Poor's, the funds may also rely on comparable ratings provided by other nationally recognized securities rating organizations.


[chart data shown below]
INVESTMENT GRADE                    NON-INVESTMENT GRADE
             A-1             A-2      A-3
             P-1             P-2      P-3
           MIG-1           MIG-2    MIG-3
            SP-1            SP-2     SP-3
     AAA      AA      A      BBB       BB     B     CCC     CC     C     D
========  Premium Government Reserve
================  Premium Capital Reserve
=========================================  Premium Bond



Securities rated in one of the highest two categories by a nationally recognized securities rating organization are considered "high quality." Although they are considered high quality, an investment in these securities still involves some credit risk because a AAA rating is not a guarantee of payment. For a complete description of the ratings system and an explanation of certain exceptions to the guidelines reflected in the chart, see the Statement of Additional Information. The funds' credit quality restrictions apply at the time of purchase; the funds will not necessarily sell securities if they are downgraded by a rating agency.


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Credit quality may be lower when the issuer has


* a high debt level
* a short operating history
* a senior level of debt
* a difficult, competitive environment
* less stable cash flow


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The Statement of Additional Information provides a detailed description of these securities ratings.


8        American Century Investments                             1-800-345-2021


Liquidity Risk


Debt securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The chance that a fund will have liquidity issues is called liquidity risk.


Inflation Risk


The safest investments usually have the lowest potential income and performance. However, returns from these investments may fail to significantly outpace inflation. Even if the value of your investment has not gone down, your money will not be worth as much as if there had been no inflation. Your after-inflation return may be quite small. This risk is called inflation risk.


The funds engage in a variety of investment techniques as they pursue their investment objectives. Each technique has its own characteristics, and may pose some level of risk to the funds. If you would like to learn more about these techniques, you should review the Statement of Additional Information before making an investment.


     www.americancentury.com                   American Century Investments    9


MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management team play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the funds, it has hired an investment advisor to do so. More than two-thirds of the directors are independent of the funds' advisor; that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc. The advisor has been managing mutual funds since 1958. American Century is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.


For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of the Investor Class shares of each fund. The amount of the management fee is calculated on a class-by-class basis daily and paid monthly.

The Statement of Additional Information contains detailed information about the calculation of the management fee. Out of that fee, the advisor paid all expenses of managing and operating the funds except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the management fee may be paid by the funds' advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.


Management Fees Paid by the Fund to the Advisor as a Percentage of Average
Net Assets for the Most Recent Fiscal Year Ended March 31, 1999
--------------------------------------------------------------------------------
Premium Government Reserve                                                0.45%
Premium Capital Reserve                                                   0.45%
Premium Bond                                                              0.45%


10        American Century Investments                           1-800-345-2021


THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. Teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio manager who leads each team is identified below:

Premium Government Reserve


BETH BUNNELL HUNTER

Ms. Hunter, Portfolio Manager, has been a member of the team that manages Premium Government Reserve since joining American Century in July 1999. Prior to joining American Century, she worked for Calvert Asset Management Company as a Portfolio Trading Analyst from 1994 to 1996 and as a Portfolio Manager from 1996 to June 1999. She has a bachelor of arts from the University of Washington-Seattle.


DENISE TABACCO

Ms. Tabacco, Portfolio Manager, has been a member of the team that manages Premium Government Reserve since November 1995. She joined American Century in 1988, becoming a member of its portfolio department in 1991. She has a bachelor's degree in accounting from San Diego State University and an MBA in finance from Golden Gate University.

Premium Capital Reserve

JOHN T. WALSH


Mr. Walsh, Portfolio Manager, has been a member of the team that manages Premium Capital Reserve since May 1997. He joined American Century in 1996 as an Investment Analyst. Prior to joining American Century, he served as an Assistant Vice President and an Analyst at First Interstate Bank, Los Angeles, California, from July 1993 to January 1996. He has a bachelor's degree in marketing from Loyola Marymount and an MBA in finance from Creighton University.


Premium Bond

JEFFREY L. HOUSTON


Mr. Houston, Portfolio Manager, has been a member of the team that manages Premium Bond since June 1995. He joined American Century in 1990 as an Investment Analyst and was promoted in 1994 to Portfolio Manager. He has a bachelor of arts from the University of Delaware and an MPA from Syracuse University. He is a Chartered Financial Analyst.


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CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.


   www.americancentury.com                   American Century Investments    11


FUNDAMENTAL INVESTMENT POLICIES


Fundamental  investment  policies  contained  in  the  Statement  of  Additional
Information and the investment objectives of the funds may not be changed without a shareholder vote. The Board of Directors may change any other policies and investment strategies.


YEAR 2000 ISSUES

Many of the world's computer systems were originally programmed in a way that prevented them from properly recognizing or processing date-sensitive information relating to the Year 2000 and beyond. Because this may impact the computer systems of various American Century-affiliated and external service providers for the funds, American Century formally initiated a Year 2000 readiness project in July 1997. It involves a team of information technology professionals assisted by outside consultants and guided by a senior-level steering committee. The team's goal is to assess the impact of the Year 2000 on American Century's systems, renovate or replace noncompliant critical systems and test those systems. In addition, the team has been working to gather information about the Year 2000 efforts of the funds' other major service providers.

Although American Century believes its critical systems will function properly in the Year 2000, this is not guaranteed. If the efforts of American Century or its external service providers are not successful, the funds' business, particularly the provision of shareholder services, may be hampered.

In addition, the issuers of securities the funds own could have Year 2000 computer problems. Foreign issuers, especially those in emerging markets, may be more susceptible to such problems than U.S. issuers. These problems could negatively affect the value of the issuers' securities, which, in turn, could impact the funds' performance. The advisor has established a process to gather publicly available information about the Year 2000 readiness of these issuers. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 readiness is only one of many factors the fund managers may consider when making investment decisions, and other factors may receive greater weight.


12        American Century Investments                           1-800-345-2021


INVESTING WITH AMERICAN CENTURY

SERVICES AUTOMATICALLY AVAILABLE TO YOU

You automatically will have access to the services listed below when you open your account. If you do not want these services, see "Conducting Business in Writing" below.

CONDUCTING BUSINESS IN WRITING

If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor Service Options form.


WAYS TO MANAGE YOUR ACCOUNT
--------------------------------------------------------------------------------
BY TELEPHONE

[telephone icon]

Investor Relations
1-800-345-2021

Business, Not-For-Profit and
Employer-Sponsored Retirement Plans
1-800-345-3533

Automated Information Line
1-800-345-8765

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Call us or use our Automated Information Line if you have authorized us to accept telephone instructions.

MAKE ADDITIONAL INVESTMENTS

Call us or use our Automated Information Line if you have authorized us to invest from your bank account.

SELL SHARES

Call an Investor Relations Representative.

--------------------------------------------------------------------------------
BY MAIL OR FAX

[envelope icon]

P.O. Box 419200
Kansas City, MO 64141-6200

Fax
816-340-7962

OPEN AN ACCOUNT


Send a signed, completed application and check or money order payable to American Century Investments.


EXCHANGE SHARES

Send us written instructions to exchange your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Send us your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.

SELL SHARES

Send us written instructions to sell shares or send us a redemption form. Call an Investor Relations Representative to request a form.

--------------------------------------------------------------------------------
ONLINE

[computer icon]

www.americancentury.com

OPEN AN ACCOUNT

If you are a current investor, you can open an account by exchanging shares from another American Century account.

EXCHANGE SHARES

Exchange shares from another American Century account.

MAKE ADDITIONAL INVESTMENTS

Make an additional investment into an established American Century account if you have authorized us to invest from your bank account.

SELL SHARES

Not available.


   www.americancentury.com                   American Century Investments    13


A NOTE ABOUT MAILINGS TO SHAREHOLDERS

To reduce expenses and demonstrate respect for our environment, we will deliver most financial reports, prospectuses and account statements to households in a single envelope, even if the accounts are registered under different names. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

YOUR GUIDE TO SERVICES AND POLICIES

When you open an account, you will receive a services guide, which explains the services available to you and the policies of the funds and the transfer agent.

--------------------------------------------------------------------------------
BY WIRE

[wire machine icon]


[artwork of finger pointing]
Please remember that if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.


OPEN AN ACCOUNT


Call us to set up your account or mail a completed application to the address provided in the "By mail" section and give your bank the following information

* Our bank information:
       Commerce Bank N.A.
       Routing No. 101000019
       Account No. 2804918


* The fund name

* Your American Century account number+

* Your name

* The contribution year (for IRAs only)

+ For additional investments only


MAKE ADDITIONAL INVESTMENTS

Follow the wire instructions provided in the "Open an account" section.

SELL SHARES

You can receive redemption proceeds by wire or electronic transfer.

EXCHANGE SHARES

Not applicable.
--------------------------------------------------------------------------------
AUTOMATICALLY

[circle of arrows icon]

OPEN AN ACCOUNT

Not available.

EXCHANGE SHARES

Send us written instructions to set up an automatic exchange of shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

With the automatic investment privilege, you can purchase shares on a regular basis. You must invest at least $600 per year per account.

SELL SHARES


You may sell shares automatically by establishing Check-A-Month or Automatic Redemption plans.
--------------------------------------------------------------------------------
IN PERSON


[person icon]


If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

4500 Main St.
Kansas City, Missouri
8 a.m. to 5:30 p.m., Monday - Friday


1665 Charleston Road
Mountain View, California
8 a.m. to 5 p.m., Monday - Friday

4917 Town Center Drive
Leawood, Kansas
8 a.m. to 6 p.m., Monday - Friday
8 a.m. to noon, Saturday

9445 East County Line Road, Suite A
Englewood, Colorado
8 a.m. to 6 p.m., Monday - Friday
8 a.m. to noon, Saturday


14        American Century Investments                           1-800-345-2021


MINIMUM INITIAL INVESTMENT AMOUNTS


To open an account, the minimum investments are:
------------------------------------------------
Individual or Joint              $100,000
Traditional IRA                  $100,000
Roth IRA                         $100,000
UGMA/UTMA                        $100,000
403(b)                           $100,000
Qualified Retirement Plan        $100,000


REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your redemption activity causes your account balance to fall below the minimum initial investment amount, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American Century will redeem the shares in the account and send the proceeds to your address of record.

ABUSIVE TRADING PRACTICES

We do not permit market timing or other abusive trading practices in our funds.


Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. We also reserve the right to delay delivery of your redemption proceeds -- up to seven days -- or to honor certain redemptions with securities, rather than cash, as described in the next section.


SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS


If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the assets of the fund if that percentage is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of cash. If we make payment in securities, we will value the securities selected by the fund managers in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice.


If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.


   www.americancentury.com                   American Century Investments    15



INVESTING THROUGH FINANCIAL INTERMEDIARIES


If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

*  minimum investment requirements

*  exchange policies

*  fund choices

*  cutoff time for investments


Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statement of Additional Information are available from your intermediary or plan sponsor.


Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although transactions in fund shares may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with American Century or the funds.


American Century has contracts with certain financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. The funds have authorized those intermediaries to accept orders on their behalf up to the time at which the net asset value is determined. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary on a fund's behalf.



[left margin]

[artwork of finger pointing]
Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.


16        American Century Investments                           1-800-345-2021


SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NET ASSET VALUE (NAV) of the funds as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) each day the Exchange is open. On days when the Exchange is not open (including certain U.S. holidays), we do not calculate the NAV. The NAV of a fund share is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.


The portfolio securities of the money market funds are valued at amortized cost. This means that the securities are initially valued at their cost when purchased. After the initial purchase, the difference between the purchase price and the known value at maturity will be reduced at a constant rate until maturity. This valuation will be used regardless of the impact of interest rates on the market value of the security. The Board has adopted procedures to ensure that this type of pricing is fair to the funds' shareholders.

If current market prices of securities owned by Premium Bond are not readily available from an independent pricing service, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board of Directors.


We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in good order.

DISTRIBUTIONS


Federal tax laws require the funds to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means that the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received as well as CAPITAL GAINS realized on the sale of investment securities. The funds declare distributions from net income daily and pay these distributions monthly. Premium Government Reserve and Premium Capital Reserve declare and pay distributions of net realized capital gains, if any, in the same manner as income distributions. Premium Bond generally pays distributions of capital gains, if any, once a year in December. A fund may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.


You will participate in fund distributions, when they are declared, starting on the day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information regarding distributions and your distribution options.


[left margin]

The NET ASSET VALUE of a fund is the price of the fund's shares.

CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased. Tax becomes due on capital gains once an asset is sold.


   www.americancentury.com                   American Century Investments    17


TAXES


The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also result from sales of fund shares by investors after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through an employer-sponsored retirement or savings plan, or through an IRA, please consult your plan administrator, your summary plan description or a professional tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, distributions by the fund and sales by you of fund shares may cause you to be taxed.

Taxability of Distributions


Fund distributions may consist of income earned by the funds from sources such as dividends and interest, or capital gains generated from the sale of fund investments. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:


Type of                     Tax Rate for            Tax Rate for
Distribution                15% Bracket             28% Bracket or above
--------------------------------------------------------------------------------
Short-term capital gains    Ordinary income rate    Ordinary income rate
Long-term capital gains     10%                     20%


The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distribution in additional shares or take them in cash. American Century will send you the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV) from the funds.


Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions


Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains to you with respect to such shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes. If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to 31% withholding, we are required to withhold and remit 31% of dividends, capital gains distributions and redemptions to the IRS.



[left margin]


[artwork of finger pointing]
BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.



18        American Century Investments                           1-800-345-2021


FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The tables on the next few pages itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to shareholders

*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

* TOTAL RETURN -- the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO -- operating expenses as a percentage of average net assets

* NET INCOME RATIO -- net investment income as a percentage of average net assets

* PORTFOLIO TURNOVER -- the percentage of the fund's buying and selling activity


The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Reports are included in the funds' annual reports for the fiscal year ended March 31, 1999, which are incorporated by reference into the Statement of Additional Information, and are available upon request.



   www.americancentury.com                   American Century Investments    19



PREMIUM GOVERNMENT RESERVE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended March 31

Per-Share Data
-----------------------------------------------------------------------------------------
                                           1999      1998      1997       1996     1995

Net Asset Value, Beginning of Year ....... $1.00     $1.00     $1.00     $1.00     $1.00
                                           ----------------------------------------------
Income From Investment Operations
    Net Investment Income ................  0.05      0.05      0.05      0.05      0.05
                                           ----------------------------------------------
Distributions
    From Net Investment Income ........... (0.05)    (0.05)    (0.05)    (0.05)    (0.05)
                                           ----------------------------------------------
Net Asset Value, End of Year ............. $1.00     $1.00     $1.00     $1.00     $1.00
                                           ==============================================
    Total Return(1) ......................  4.98%     5.25%     5.07%     5.49%     4.62%

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
                                           1999       1998     1997       1996     1995
Ratio of Operating Expenses
    to Average Net Assets ................  0.45%     0.45%     0.45%     0.44%     0.45%
Ratio of Net Investment Income
    to Average Net Assets ................  4.82%      5.13%    4.96%     5.30%     4.84%
Net Assets, End of Year (in thousands) ..$121,294    $44,495  $38,838   $26,191   $16,381

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions, if any.


20       American Century Investments                            1-800-345-2021


PREMIUM CAPITAL RESERVE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended March 31

Per-Share Data
-----------------------------------------------------------------------------------------
                                          1999       1998      1997       1996     1995

Net Asset Value, Beginning of Year ...... $1.00      $1.00     $1.00      $1.00    $1.00
                                          -----------------------------------------------
Income From Investment Operations
    Net Investment Income ...............  0.05       0.05      0.05       0.05     0.05
                                          -----------------------------------------------
Distributions
    From Net Investment Income .......... (0.05)     (0.05)    (0.05)     (0.05)   (0.05)
                                          -----------------------------------------------
Net Asset Value, End of Year ............ $1.00      $1.00     $1.00      $1.00    $1.00
                                          ===============================================
    Total Return(1) .....................  5.14%      5.38%     5.13%      5.58%    4.66%

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
                                          1999        1998     1997       1996      1995
Ratio of Operating Expenses
    to Average Net Assets ...............  0.45%      0.45%     0.45%      0.45%    0.45%
Ratio of Net Investment Income
    to Average Net Assets ...............  4.99%      5.26%      5.01%     5.50%    4.76%
Net Assets, End of Year (in thousands) .$276,048   $182,487   $153,958  $133,417  $138,428


(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions, if any.


   www.americancentury.com                   American Century Investments    21


PREMIUM BOND FUND

Investor Class

For a Share Outstanding Throughout the Years Ended March 31

Per-Share Data
-----------------------------------------------------------------------------------------
                                           1999     1998        1997       1996     1995

Net Asset Value, Beginning of Year ..... $10.15     $  9.76     $9.93      $9.46    $9.64
                                          -----------------------------------------------
Income From Investment Operations
    Net Investment Income ..............   0.59        0.61      0.61       0.61     0.59
    Net Realized and Unrealized Gain (Loss)
    on Investments .....................    --         0.45     (0.17)      0.47    (0.18)
                                          -----------------------------------------------
    Total From Investment Operations ...   0.59        1.06      0.44       1.08     0.41
                                          -----------------------------------------------
Distributions
    From Net Investment Income .........  (0.59)      (0.61)    (0.61)     (0.61)   (0.59)
    From Net Realized Gains
      on Investments ...................  (0.05)      (0.06)      --         --       --
                                          -----------------------------------------------
    Total Distributions ................  (0.64)      (0.67)    (0.61)     (0.61)   (0.59)
                                          -----------------------------------------------
Net Asset Value, End of Year ........... $10.10      $10.15     $9.76      $9.93    $9.46
                                          ===============================================
  Total Return(1) ......................   5.88%      11.14%     4.57%     11.53%    4.48%

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
                                           1999     1998        1997       1996     1995
Ratio of Operating Expenses
    to Average Net Assets ..............  0.45%       0.45%      0.45%      0.43%    0.45%
Ratio of Net Investment Income
    to Average Net Assets ..............  5.70%       6.06%      6.20%      6.08%    6.30%
Portfolio Turnover .....................    71%        138%        63%        92%      51%
Net Assets, End of Year
    (in thousands) ....................$105,284     $65,171    $21,750    $20,280  $10,334

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions, if any.


22       American Century Investments                            1-800-345-2021


NOTES


   www.americancentury.com                   American Century Investments    23


NOTES


24        American Century Investments                           1-800-345-2021


NOTES


   www.americancentury.com                   American Century Investments    25


MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

Annual and Semiannual Reports

These reports contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this Prospectus, even if you don't request a copy.


You may obtain a free copy of the SAI or annual and semiannual reports, and ask any questions about the funds or your accounts, by contacting American Century at the address or one of the telephone numbers listed below.

You also can get information about the funds (including the SAI) from the Securities and Exchange Commission (SEC).

* In person                SEC Public Reference Room
                           Washington, D.C.
                           Call 1-800-SEC-0330 for location and hours.

* On the Internet          www.sec.gov

* By mail                  SEC Public Reference Section
                           Washington, D.C. 20549-6009
                           (The SEC will charge a fee for copying the documents.)

Investment Company Act File No. 811-7446

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                                    American
                                    Century

                           AMERICAN CENTURY INVESTMENTS
                                  P.O. Box 419200
                         Kansas City, Missouri 64141-6200

                        1-800-345-2021 or 816-531-5575

9908
SH-PRS-16641